Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$0.28	$0.65	$(1.23)	$0.11	$0.18	$0.64	$0.29	$0.34
Notable items impact on earnings per share(a)	(0.01)	0.22	(1.57)	(0.09)	(0.22)	(0.11)	(0.48)	0.09
Adjusted diluted net earnings per share(a)	$0.29	$0.43	$0.34	$0.20	$0.40	$0.75	$0.77	$0.25
Diluted weighted average # of shares outstanding	352.0	352.2	351.0	384.1	387.2	387.5	387.6	387.4

Total Net Sales	$1,755	$1,985	$2,092	$1,934	$2,205	$2,928	$2,521	$1,900
Cost of goods sold	1,562	1,744	1,812	1,691	1,910	2,432	2,055	1,590
Gross Margin	$192	$241	$280	$243	$295	$496	$466	$310
SG&A	71	66	83	94	79	79	90	94
Other operating expense	27	(39)	70	68	20	24	118	14
Operating earnings	$95	$214	$127	$81	$196	$393	$258	$202
Interest expense, net	(36)	(36)	(40)	(49)	(45)	(41)	(31)	(47)
Consolidated foreign currency gain/(loss)	9	59	(27)	(32)	(79)	(2)	(79)	23
Earnings from consolidated companies before income taxes	69	237	59	(7)	70	342	145	176
Provision for (benefit from) income taxes	(23)	18	490	(50)	4	91	33	46
Earnings (loss) from consolidated companies	$91	$220	$(431)	$43	$66	$251	$112	$130
Equity in net earnings (loss) of nonconsolidated companies	6	10	1	(3)	2	(2)	(1)	—
Less: Net earnings (loss) attributable to noncontrolling interests	—	2	1	(2)	—	2	(1)	(1)
Net earnings (loss) attributable to Mosaic	$97	$228	$(431)	$42	$68	$247	$112	$131
After tax Notable items included in earnings	$(5)	$79	$(550)	$(35)	$(86)	$(41)	$(185)	$33

Gross Margin Rate	11%	12%	13%	13%	13%	17%	18%	16%

Effective Tax Rate (including discrete tax)	(33)%	7%	828%	714%	5%	26%	23%	26%
Discrete Tax benefit (expense)	$16	$5	$(463)	$48	$13	$(29)	$(33)	$—

Depreciation, Depletion and Amortization	$166	$169	$172	$217	$217	$215	$235	$218
Accretion Expense	$6	$6	$6	$12	$12	$13	$11	$15
Share-Based Compensation Expense	$5	$4	$3	$15	$7	$3	$2	$15
Notable Items	$12	$(93)	$95	$115	$128	$13	$176	$(42)
Adjusted EBITDA(b)	$300	$368	$375	$399	$480	$622	$603	$430

Net cash provided by (used in) operating activities	$243	$136	$411	$(71)	$807	$524	$150	$(176)
Cash paid for interest (net of amount capitalized)	67	24	57	11	78	9	76	11
Cash paid for income taxes (net of refunds)	(9)	(8)	(53)	13	14	(13)	(48)	94
Net cash used in investing activities	$(177)	$(221)	$(25)	$(1,220)	$(197)	$(244)	$(284)	$(329)
Capital expenditures	(169)	(198)	(230)	(223)	(201)	(241)	(289)	(314)
Net cash (used in) provided by financing activities	$(85)	$94	$1,090	$(213)	$(170)	$(297)	$(45)	$22
Cash dividends paid	(53)	(53)	(9)	(10)	(10)	(10)	(10)	(10)
Effect of exchange rate changes on cash	$2	$18	$(8)	$13	$(65)	$(11)	$(1)	$14
Net change in cash and cash equivalents	$(18)	$27	$1,468	$(1,491)	$375	$(28)	$(180)	$(469)

Short-term debt	$65	$59	$6	$72	$20	$26	$12	$168
Long-term debt (including current portion)	3,843	3,856	5,222	5,074	4,998	4,584	4,518	4,574
Cash & cash equivalents	661	686	2,154	659	1,035	1,030	848	385
Net debt	$3,247	$3,229	$3,074	$4,487	$3,983	$3,580	$3,682	$4,357

Segment Contributions (in millions)
Phosphates	$975	$779	$997	$866	$1,053	$1,041	$926	$806
Potash	468	474	496	404	569	609	592	504
Mosaic Fertilizantes	467	806	520	665	713	1,400	969	698
Corporate and Other(c)	(155)	(74)	79	(1)	(130)	(122)	34	(108)
Total net sales	$1,755	$1,985	$2,092	$1,934	$2,205	$2,928	$2,521	$1,900

Phosphates	$45	$103	$71	$78	$142	$170	$83	$44
Potash	100	92	97	92	121	149	149	176
Mosaic Fertilizantes	11	38	10	13	17	123	85	27
Corporate and Other(c)	(61)	(17)	(51)	(102)	(84)	(49)	(59)	(45)
Consolidated operating earnings	$95	$214	$127	$81	$196	$393	$258	$202

Phosphates(d)	2,582	2,110	2,496	1,945	2,302	2,235	1,876	1,790
Potash(d)	2,191	2,219	2,217	1,690	2,364	2,428	2,301	1,861
Mosaic Fertilizantes	1,300	2,178	1,399	1,584	1,846	3,595	2,108	1,528
Corporate and Other	319	333	497	266	348	311	438	249
Total finished product tonnes sold ('000 tonnes)	6,392	6,840	6,609	5,485	6,860	8,569	6,723	5,428
Percent specialty(e)	22%	21%	18%	22%	25%	26%	23%	21%

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$975	$779	$997	$866	$1,053	$1,041	$926	$806
Cost of Goods Sold	898	712	864	769	899	861	775	751
Gross Margin	$76	$67	$133	$97	$154	$180	$151	$55
Notable Items Included in Gross Margin	—	—	—	(15)	(6)	—	—	(9)
Adjusted Gross Margin(b)	$76	$67	$133	$112	$160	$180	$151	$64

SG&A	14	11	15	13	11	11	13	7
Other operating (income) expense	18	(47)	47	6	1	(1)	55	4

Operating Earnings	$45	$103	$71	$78	$142	$170	$83	$44
Plus: Depreciation, Depletion and Amortization	83	86	89	99	102	101	101	103
Plus: Accretion Expense	5	5	5	9	10	10	8	12
Plus: Foreign Exchange Gain (Loss)	(4)	(6)	1	4	1	(1)	7	2
Plus: Other Income (Expense)	2	1	(1)	(5)	(3)	(7)	—	1
Plus: Equity in net earnings (loss) of nonconsolidated companies	5	10	1	(4)	1	(2)	(1)	—
Less: Earnings (loss) from Consolidated Noncontrolling Interests	(2)	—	2	(1)	1	2	(1)	1
Plus: Notables Items	23	(43)	38	16	(1)	8	41	7
Adjusted EBITDA(b)	$161	$155	$201	$198	$251	$277	$240	$168

Capital expenditures	$101	$87	$110	$100	$92	$103	$119	$120
Gross Margin $ / tonne of finished product	$29	$32	$53	$49	$67	$80	$81	$31
Adjusted Gross Margin $ / tonne of finished product	$29	$32	$53	$57	$70	$80	$81	$36
Gross margin as a percent of sales	8%	9%	13%	11%	15%	17%	16%	7%

Freight included in finished goods (in millions)	$103	$78	$107	$77	$100	$92	$86	$74

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,706	1,483	1,663	1,295	1,332	1,261	1,059	1,141
Specialty(f)	876	627	833	650	970	974	817	649
Total Finished Product(d)	2,582	2,110	2,496	1,945	2,302	2,235	1,876	1,790

Average finished product selling price (destination)(g)	$377	$369	$399	$431	$450	$454	$479	$442

Production Volumes ('000 tonnes)
Total tonnes produced(h)	2,461	2,339	2,322	2,045	2,081	2,115	2,117	1,992
Operating Rate(i)	84%	80%	79%	84%	86%	87%	87%	82%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$373	$283	$298	$344	$325	$329	$343	$352
Sulfur (long ton)(k)	$90	$88	$97	$128	$139	$137	$149	$153
Blended rock	$58	$63	$55	$55	$59	$57	$59	$61

Phosphate cash conversion costs, production / tonne	$65	$68	$64	$64	$64	$63	$61	$63
U.S. mined rock costs, cash produced / tonne	$40	$40	$35	$35	$36	$40	$43	$43

Phosphate Rock
Sales Volumes ('000 tonnes)(l)	—	—	—	360	241	399	400	192
Average rock selling price (destination)(m)	$—	$—	$—	$79	$69	$68	$67	$74
Gross margin $ / rock tonne	$—	$—	$—	$4	$(3)	$3	$(3)	$1
Freight included in rock (in millions)	$—	$—	$—	$8	$4	$3	$4	$1

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$468	$474	$496	$404	$569	$609	$592	$504
Cost of Goods Sold	358	376	383	301	437	448	390	318
Gross Margin	$110	$99	$114	$103	$132	$161	$202	$186
Notable Items Included in Gross Margin	—	(10)	—	(5)	(4)	—	—	—
Adjusted Gross Margin(b)	$110	$109	$114	$108	$136	$161	$202	$186

SG&A	8	6	10	8	9	8	10	6
Other operating (income) expense	2	1	7	3	2	4	43	4

Operating Earnings	$100	$92	$97	$92	$121	$149	$149	$176
Plus: Depreciation, Depletion and Amortization	73	73	72	76	73	73	80	78
Plus: Accretion Expense	1	1	1	1	1	1	1	1
Plus: Foreign Exchange Gain (Loss)	30	55	(13)	(30)	(23)	22	(86)	37
Plus: Other Income (Expense)	—	—	—	—	—	—	1	1
Plus: Notable Items	(30)	(45)	13	35	27	(22)	125	(37)
Adjusted EBITDA(b)	$174	$175	$170	$174	$199	$223	$270	$256

Capital expenditures	$61	$102	$103	$104	$80	$98	$148	$140
Gross Margin $ / tonne of finished product	$50	$44	$51	$61	$56	$66	$88	$100
Adjusted Gross Margin $ / tonne of finished product	$50	$49	$51	$64	$58	$66	$88	$100
Gross margin as a percent of sales	23%	21%	23%	25%	23%	26%	34%	37%

Supplemental Cost Information
Canadian resource taxes	$33	$(5)	$19	$26	$34	$41	$59	$47
Royalties	$6	$52	$9	$8	$9	$10	$12	$11
Brine inflow expenses	$38	$37	$36	$39	$39	$37	$39	$36
Freight(n)	$70	$69	$80	$71	$87	$84	$71	$53

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,017	2,062	2,026	1,525	2,125	2,187	2,143	1,729
Specialty(o)	174	157	191	165	239	241	158	132
Total Finished Product(d)	2,191	2,219	2,217	1,690	2,364	2,428	2,301	1,861

Average finished product selling price (destination)(g)	$214	$214	$224	$239	$241	$251	$257	$271

Production Volumes ('000 tonnes)
Production Volume	2,302	2,151	2,149	2,275	2,151	2,220	2,593	2,254
Operating Rate	93%	87%	87%	87%	82%	85%	99%	86%

MOP cash costs of production including brine / production tonne(p)	$77	$101	$87	$86	$85	$79	$72	$84
MOP cash costs of brine management / production tonne	$14	$15	$14	$15	$16	$14	$13	$13

Average CAD / USD	$1.345	$1.253	$1.270	$1.264	$1.291	$1.307	$1.322	$1.329

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2017		Q3 2017		Q4 2017		Q1 2018		Q2 2018		Q3 2018		Q4 2018		Q1 2019
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales		$467		$806		$520		$665		$713		$1,400		$969		$698
Cost of Goods Sold	442			754		487		606		660		1,248		851		646
Gross Margin		$25		$52		$32		$59		$53		$152		$118		$52
Notable Items Included in Gross Margin	—			—		—		—		—		—		—		—
Adjusted Gross Margin(b)		$25		$52		$32		$59		$53		$152		$118		$52

SG&A	17			18		22		21		26		23		24		22
Other operating (income) expense	(2)		(3)			1		25		10		6		9		3

Operating Earnings		$11		$38		$10		$13		$17		$123		$85		$27
Plus: Depreciation, Depletion and Amortization	4			4		4		37		37		36		49		32
Plus: Accretion Expense	—			—		—		2		1		2		2		2
Plus: Foreign Exchange Gain (Loss)	(18)			14	(19)		(5)		(57)		(21)		(2)		(9)
Plus: Other Income (Expense)	(1)			1	(1)			—	(1)		(1)			1	(2)
Less: Earnings from Consolidated Noncontrolling Interests	—			2		1		—		—		1		2		—
Plus: Notable Items	18		(14)			19		21		63		25		5		12
Adjusted EBITDA(b)		$14		$40		$13		$68		$60		$163		$138		$62

Capital expenditures		$5		$4		$16		$18		$29		$40		$61		$53
Gross Margin $ / tonne of finished product		$19		$24		$23		$37		$29		$42		$56		$34
Adjusted Gross Margin $ / tonne of finished product		$19		$24		$23		$37		$29		$42		$56		$34
Gross margin as a percent of sales	5%		6%		6%		9%		7%		11%		12%		8%

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	82			85		85		427		636		1,214		570		412
Potash produced in Brazil	—			—		—		99		66		82		75		72
Purchased nutrients	1,218			2,093		1,314		1,058		1,144		2,299		1,463		1,044
Total Finished Product	1,300			2,178		1,399		1,584		1,846		3,595		2,108		1,528

Average finished product selling price (destination)(g)		$359		$370		$372		$420		$386		$389		$460		$457

Production Volumes ('000 tonnes)
Total tonnes produced(q)	—			—		—		987		822		920		1,019		889
Operating Rate	—%		—%		—%		81%		67%		75%		82%		72%

Purchases ('000 tonnes)
DAP/MAP from Mosaic	176			164		150		70		216		97		156		162
MicroEssentials® from Mosaic	365			178		55		182		392		394		90		202
Potash from Mosaic/Canpotex	868			451		346		389		770		841		361		452

Phosphate cash conversion costs in BRL, production / tonne	R$	—	R$	—	R$	—	R$	262	R$	264	R$	268	R$	268	R$	285
Potash cash conversion costs in BRL, production / tonne	R$	—	R$	—	R$	—	R$	567	R$	946	R$	513	R$	651	R$	516
Mined rock costs in BRL, cash produced / tonne	R$	—	R$	—	R$	—	R$	335	R$	335	R$	346	R$	369	R$	344

Average BRL / USD		$3.215		$3.168		$3.308		$3.246		$3.604		$3.955		$3.804		$3.771

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(155)	$(74)	$79	$(1)	$(130)	$(122)	$34	$(108)
Cost of Goods Sold	(136)	(98)	78	15	(86)	(125)	39	(125)
Gross Margin (Loss)	$(19)	$23	$1	$(16)	$(44)	$3	$(5)	$17
Notable items Included in Gross Margin	3	2	(17)	(12)	(34)	11	2	25
Adjusted Gross Margin (Loss)(b)	$(22)	$21	$18	$(4)	$(10)	$(8)	$(7)	$(8)

SG&A	33	31	37	52	33	37	43	59
Other operating (income) expense	9	9	15	34	7	15	11	3

Operating Earnings (Loss)	$(61)	$(17)	$(51)	$(102)	$(84)	$(49)	$(59)	$(45)
Plus: Depreciation, Depletion and Amortization	6	5	7	5	5	5	5	5
Plus: Share-Based Compensation Expense	5	4	3	15	7	3	2	15
Plus: Foreign Exchange Gain (Loss)	1	(5)	5	(1)	—	(2)	2	(7)
Plus: Other Income (Expense)	—	—	—	(2)	2	(1)	(2)	(2)
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	2	—	(2)	(1)	(1)	(1)	(2)	(2)
Plus: Notable Items	(4)	7	25	43	39	2	5	(24)
Adjusted EBITDA(b)	$(55)	$(6)	$(9)	$(41)	$(30)	$(41)	$(45)	$(56)

Elimination of profit in inventory income (loss) included in COGS	$(28)	$20	$(18)	$(8)	$(21)	$(7)	$(7)	$(12)
Unrealized gain (loss) on derivatives included in COGS	$3	$2	$(17)	$(12)	$(34)	$11	$2	$25

Operating Data

Sales volumes ('000 tonnes)	319	333	497	266	348	311	438	249
Average finished product selling price (destination)(g)	$323	$373	$387	$333	$396	$377	$431	$372

Purchases ('000 tonnes)
DAP/MAP from Mosaic	232	222	50	—	22	47	47	98
MicroEssentials® from Mosaic	—	—	68	—	8	—	44	38
Potash from Mosaic/Canpotex	86	147	198	240	108	125	278	257

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q1 2019
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$23	$(6)	$0.05
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	25	(7)	0.05
Louisiana gypstack costs	Phosphates	Cost of goods sold	(9)	2	(0.02)
Integration costs	Corporate and Other	Other operating income (expense)	(5)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Earn-out obligation	Corporate and Other	Other operating income (expense)	11	—	0.03
Total Notable Items			$42	$(9)	$0.09

Q4 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$11	$(0.17)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	—	—
Integration costs	Corporate and Other	Other operating income (expense)	(6)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(3)	—	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(33)	(0.09)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(3)	—	(0.01)
ARO adjustment	Phosphates	Other operating income (expense)	(30)	4	(0.06)
Asset write-off	Phosphates	Other operating income (expense)	(18)	3	(0.04)
Asset write-off	Potash	Other operating income (expense)	(39)	5	(0.09)
Total Notable Items			$(176)	$(9)	$(0.48)

Q3 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(2)	$—	$—
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	11	(2)	0.02
Integration costs	Corporate and Other	Other operating income (expense)	(3)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(4)	1	(0.01)
Realized loss on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(7)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(29)	(0.08)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(8)	—	(0.02)
Total Notable Items			$(13)	$(28)	$(0.11)

Q2 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$18	$(0.16)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(34)	8	(0.07)
Integration costs	Corporate and Other	Other operating income (expense)	(5)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(6)	1	(0.01)
Refinement of inventory costing	Potash	Cost of goods sold	(4)	1	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(6)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	13	0.04
Sales tax refund	Phosphates	Other operating income (expense)	6	(1)	0.01
Total Notable Items			$(128)	$42	$(0.22)

Q1 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(32)	$9	$(0.06)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(12)	3	(0.02)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(18)	5	(0.03)
Integration costs	Corporate and Other	Other operating income (expense)	(8)	2	(0.02)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(16)	5	(0.03)
Refinement of inventory costing	Potash	Cost of goods sold	(5)	2	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(15)	4	(0.03)
Realized loss on RCRA Trust securities	Phosphates	Other non-operating income (expense)	(5)	1	(0.01)
Severance	Corporate and Other	Other operating income (expense)	(4)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	48	0.13
Total Notable Items			$(115)	$80	$(0.09)

Q4 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(27)	$2	$(0.07)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(17)	1	(0.05)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(12)	—	(0.04)
Discrete tax items relating to changes in US tax laws	Consolidated	(Provision for) benefit from income taxes	—	(456)	(1.30)
Other discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(7)	(0.02)
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)	—	—
Restructuring	Phosphates	Other operating income (expense)	(20)	2	(0.05)
ARO adjustment	Phosphates	Other operating income (expense)	(11)	1	(0.03)
Asset write-off	Phosphates	Other operating income (expense)	(8)	1	(0.02)
Resolution of royalty matter	Potash	Cost of goods sold	—	2	0.01
Total Notable Items			$(97)	$(454)	$(1.57)

Q3 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$58	$—	$0.17
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	—	0.01
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(6)	—	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	5	0.01
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)	—	(0.01)
Gain on sale of land	Phosphates	Other operating income (expense)	52	—	0.15
Change in Canadian tax regulations	Potash	Cost of goods sold	(10)	(17)	(0.08)
Asset write-off	Phosphates	Other operating income (expense)	(3)	—	(0.01)
Total Notable Items			$91	$(12)	$0.22

Q2 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain	Consolidated	Foreign currency transaction gain (loss)	$9	$1	$0.03
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	3	—	0.01
Fees related to purchase of Vale assets	Corporate & Other	Other operating income (expense)	(5)	—	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	16	0.04
Pre-issuance hedging loss	Consolidated	Interest Expense	(8)	(1)	(0.02)
Water loss expense	Phosphates	Other operating income (expense)	(14)	(1)	(0.04)
Miski Mayo	Phosphates	Equity in net earnings (loss) of nonconsolidated companies	(5)	—	(0.01)
Total Notable Items			$(20)	$15	$(0.01)

Footnotes

(a)
Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See “Non-GAAP Reconciliations”.

(b)	See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.

(c)	Includes elimination of intersegment sales.

(d)	Finished product sales volumes include intersegment sales.

(e)	Includes MicroEssentials, K-Mag, Aspire and animal feed finished specialty products as a percentage of Phosphate and Potash segment sales tonnes.

(f)	Includes MicroEssentials and animal feed finished specialty products.

(g)	Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China.

(h)	Includes crop nutrient dry concentrates and animal feed ingredients.

(i)	Starting in Q1 2018, Plant City was excluded from operational capacity.

(j)	Amounts are representative of our average ammonia costs in cost of goods sold.

(k)	Amounts are representative of our average sulfur costs in cost of goods sold.

(l)	Rock sales volumes include intersegment sales.

(m)	Average selling price of all rock sold.

(n)	Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.

(o)	Includes K-Mag, Aspire and animal feed finished specialty products.

(p)
MOP production cash costs including brine and excluding Canadian resource tax are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

(q)	Includes phosphate and potash crop nutrients and animal feed ingredients.

(r)	Tax impact is based on our expected annual effective tax rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit) from income taxes. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Consolidated Net Income (Loss)	$97	$228	$(431)	$42	$68	$247	$112	$131
Less: Consolidated Interest Expense, Net	(36)	(36)	(40)	(49)	(45)	(41)	(31)	(47)
Plus: Consolidated Depreciation, Depletion & Amortization	166	169	172	217	217	215	235	218
Plus: Accretion Expense	6	6	6	12	12	13	11	15
Plus: Share-Based Compensation Expense	5	4	3	15	7	3	2	15
Plus: Consolidated Provision for (Benefit from) Income Taxes	(23)	18	490	(50)	4	91	33	46
Plus: Notable Items	12	(93)	95	115	128	13	176	(42)
Consolidated Adjusted EBITDA	$300	$368	$375	$399	$480	$622	$603	$430

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.